UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2007

ACT Teleconferencing, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-27560	84-1132665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado 80401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 233-3500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As of January 3, 2007, ACT Teleconferencing, Inc., a Colorado corporation (the “Company”) entered into an agreement with AT&T Services Inc., (“AT&T”) to extend the term of its existing contract through December 31, 2008 and to amend certain other terms and conditions contained in the existing contract. Under the terms of the contract, as amended, the Company will continue to provide outsourced global teleconferencing services in over 60 countries worldwide to AT&T and its international customers.

Item 7.01 Regulation FD Disclosure

On January 30, 2007, a press release was issued disclosing the extension of the contract between the Company and AT&T, as described in more detail herein. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated January 30, 2007 entitled “ACT Teleconferencing Announces AT&T Contract Extension”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT TELECONFERENCING, INC.

Date: January 31, 2007	By:	/s/ Rick Fresia
	Name:	Rick Fresia
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated January 30, 2007 entitled “ACT Teleconferencing Announces AT&T Contract Extension”.

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